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                                                                   EXHIBIT 24.1

                       POWER OF ATTORNEY AND SIGNATURES

  We, the undersigned officers and directors of Qwest Communications International Inc. (the "Company"), hereby severally constitute and appoint Joseph P. Nacchio and Robert S. Woodruff, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, a Registration Statement on a Form S-4 in connection with the transaction with LCI International, Inc. and all pre-effective and post-effective amendments to such Registration Statement and any abbreviated Registration Statement in connection with such Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and generally to do all things in our names and on our behalf in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

  This power of attorney may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

       /s/ Philip F. Anschutz                     /s/ Joseph P. Nacchio
_____________________________________     _____________________________________
         Philip F. Anschutz

                                                    Joseph P. Nacchio

        /s/ Cannon Y. Harvey                      /s/ Douglas L. Polson
_____________________________________     _____________________________________
          Cannon Y. Harvey

                                                    Douglas L. Polson

         /s/ Craig D. Slater                    /s/ Richard T. Liebhaber
_____________________________________     _____________________________________
           Craig D. Slater

                                                  Richard T. Liebhaber

       /s/ Robert S. Woodruff                    /s/ W. Thomas Stephens
_____________________________________     _____________________________________
         Robert S. Woodruff

                                                   W. Thomas Stephens

        /s/ Jordan L. Haines                       /s/ Roy A. Wilkens
_____________________________________     _____________________________________
          Jordan L. Haines                           Roy A. Wilkens

Dated: April 9, 1998